[REX GRAPHIC OMITTED]
News Announcement                                For Immediate Release

For further information contact:

Douglas Bruggeman                                Joseph N. Jaffoni/David Collins
Chief Financial Officer                          Jaffoni & Collins Incorporated
937/276-3931                                     212/835-8500 or rsc@jcir.com

                 REX STORES REPORTS FISCAL 2006 DILUTED EARNINGS
                  PER SHARE FROM CONTINUING OPERATIONS OF $0.98

                   - REX PROVIDES UPDATE ON ETHANOL PROJECTS -

Dayton, Ohio (March 28, 2007) -- REX Stores Corporation (NYSE:RSC) today announced financial results and comparable store sales for the three- and twelve-month periods ended January 31, 2007 (the Company's 2006 fiscal year).

Net income in the fiscal year ended January 31, 2007 was $11.4 million, or $0.98 per diluted share, compared with net income of $28.3 million, or $2.31 per diluted share, in fiscal 2005. Per share results are based on 11,576,000 and 12,220,000 diluted weighted average shares outstanding for the fiscal years ended January 31, 2007 and January 31, 2006, respectively. Net sales and revenue in fiscal 2006 were $347.3 million compared with $374.5 million in fiscal 2005. Comparable store sales in fiscal 2006 declined 5.0% compared to fiscal 2005.

Net sales and revenue in the fiscal 2006 fourth quarter were $104.4 million compared with $123.5 million in the fiscal 2005 fourth quarter. Comparable store sales for the quarter ended January 31, 2007 declined 13.7%. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

REX recorded a total of $4.1 million of income from synthetic fuel limited partnership investments, investment income and equity in unconsolidated affiliates in the quarter ended January 31, 2007 of which approximately $2.1 million was income from synthetic fuel limited partnership investments. In the fiscal 2005 fourth quarter, REX recorded $5.9 million of income from these sources of which $5.7 million was derived from synthetic fuel limited partnership investments. For the 2006 calendar year the Company used an estimate of Section 29/45K tax credit phase-outs of 40% for recognizing income from synthetic fuel investments.

                                     -more-

REX STORES REPORTS FISCAL 2006 RESULTS, 3/28/07                           page 2


During fiscal 2006 the Company closed 25 stores, 14 of which were classified as discontinued operations and the Company recorded a $0.4 million loss, net of taxes, for discontinued operations in the fiscal 2006 fourth quarter ended January 31, 2007.

For the quarter ended January 31, 2007, income from continuing operations, net of taxes was $4.0 million, or $0.34 per diluted share compared with income from continuing operations, net of taxes of $6.6 million, or $0.57 per diluted share in the same period a year ago. Net income in the quarter ended January 31, 2007 was $3.6 million, or $0.30 per diluted share, compared to net income of $6.6 million, or $0.57 per diluted share, for the quarter ended January 31, 2006. Per share results are based on 11,712,000 and 11,552,000 diluted weighted average shares outstanding for the quarters ended January 31, 2007 and 2006, respectively.

ETHANOL UPDATE

     |X| In December 2006 REX funded its $16.0 million equity interest in Patriot Renewable Fuels LLC ("Patriot"). Patriot has commenced construction of a 100 million gallon per year ethanol production facility in Illinois.

     |X| In December 2006 REX funded a $5 million convertible secured promissory note for Levelland/Hockley County Ethanol, LLC ("Levelland/Hockley"). The $5 million convertible secured promissory note, if converted, along with REX's prior $11.5 million funding of the facility will enable REX to secure a majority equity interest in the LLC that controls the facility. Levelland/Hockley has commenced construction on a 40 million gallon per year ethanol production facility in Texas. Effective in the fiscal 2006 third quarter REX consolidated Levelland/Hockley with its financial statements.

     |X| In January 2007 REX funded an additional $5 million in Big River Resources, LLC ("Big River") bringing its total funding in the LLC to $10 million. REX has a commitment, subject to certain conditions, to fund an additional $10 million in Big River in exchange for an additional minority equity interest in the entity. Through a holding company structure, Big River presently operates a 52 million gallon dry-mill ethanol manufacturing facility in Iowa. Big River intends to expand the plant to produce 80 million gallons per year and, through interests in other entities, intends to develop additional ethanol production plants. In the fiscal 2006 fourth quarter REX recorded approximately $0.5 million of income from equity in unconsolidated affiliates related to its Big River interests.

     |X| In December 2006, REX funded $14 million in Millennium Ethanol, LLC ("Millennium") for a convertible note that provides the Company rights to convert the note, with additional funds, into a minority ownership interest. Millennium has commenced construction of a 100 million gallon per year ethanol production facility in South Dakota.

                                     -more-

REX STORES REPORTS FISCAL 2006 RESULTS, 3/28/07                           page 3


     |X| In addition to the four ethanol commitments described above, REX has entered into a contingent agreement to fund $24.9 million for One Earth Energy LLC, that intends to construct a 100 million gallon per year ethanol production facility in Illinois.

The Company will host a conference call and webcast today at 11:00 a.m. EDT, which are open to the general public. The conference call dial-in number is 212/346-6584; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.earnings.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 12:30 p.m. EDT on April 4, 2007 by dialing 800/633-8284 or 402/977-9140
(international callers). The access code for the audio replay is 21332997. Alternatively, a replay will be available on the Internet for 30 days at www.rextv.com or www.earnings.com.

REX Stores Corporation is a leading specialty retailer of consumer electronic products and appliances. Over the past eight years, REX has also been active in several synthetic fuel investments and the Company currently has agreements to participate in five ethanol entities. As of January 31, 2007, the Company operated 193 retail stores in 35 states under the trade name "REX." In February 2007, the Company agreed to sell 94 of its current and former store locations and to leaseback a minimum of 40 of the properties for an initial lease term expiring January 31, 2010. The leases will contain renewal options for up to 15 additional years. Either party may terminate a lease after the first six months of the initial lease term on 23 to 30 of the sites as selected by the Company. The transaction is expected to close in late April 2007. Subsequent to the end of the 2006 fiscal year, the Company closed 29 stores resulting in a current store count of 164 stores.

This news announcement contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include the risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission and among other things: the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, changes in real estate market conditions, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, the potential for Section 29/45K tax credits to phase out based on the price of crude oil adjusted for inflation, and the uncertain amount of synthetic fuel production and resulting income received from time to time from the Company's synthetic fuel investments. As it relates to ethanol investments, risks and uncertainties include among other things: the uncertainty of constructing plants on time and on budget and the price volatility of corn, dried distiller grains, ethanol, gasoline and natural gas.

                                 -tables follow-

REX STORES REPORTS FISCAL 2006 RESULTS, 3/28/07                           page 4


                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                               JANUARY 31                    JANUARY 31
                                                                               ----------                    ----------
                                                                           2007           2006           2007          2006
                                                                           ----           ----           ----          ----
NET SALES AND REVENUE                                                   $ 104,441      $ 123,508     $ 347,334      $ 374,451
   Cost of sales                                                           77,488         91,042       254,003        270,956
                                                                           ------         ------       -------        -------
   Gross profit                                                            26,953         32,466        93,331        103,495
   Selling, general and administrative expenses                            24,969         28,700        91,031         95,783

INVESTMENT INCOME                                                           1,454            153         2,374            308
INTEREST EXPENSE                                                             (344)          (599)       (1,893)        (2,546)
EQUITY IN UNCONSOLIDATED AFFILIATES                                           498              -           498              -
GAIN ON SALE OF REAL ESTATE                                                     -              -         2,197            253
INCOME FROM SYNTHETIC FUEL INVESTMENTS                                      2,114          5,702        10,764         30,515
                                                                            -----          -----        ------         ------

Income from continuing operations before provision
   for income taxes                                                         5,706          9,022        16,240         36,242
PROVISION FOR INCOME TAXES                                                  1,725          2,408         5,375          7,428
                                                                            -----          -----         -----          -----

Income from continuing operations                                           3,981          6,614        10,865         28,814
Loss from discontinued operations, net of tax                                (431)          (130)         (620)          (754)
Gain on disposal of discontinued operations, net of tax                         -             82         1,106            209
                                                                           ------         ------       -------         ------
NET INCOME                                                                 $3,550         $6,566       $11,351        $28,269
                                                                           ======         ======       =======        =======

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                        10,360         10,208        10,291         10,688
                                                                           ======         ======        ======         ======

Basic income per share from continuing operations                           $0.38          $0.64         $1.06          $2.69
Basic loss per share from discontinued operations                           (0.04)         (0.01)        (0.06)         (0.07)
Basic income per share on disposal of discontinued operations
                                                                                -           0.01          0.10           0.02
                                                                            -----          -----         -----          -----
BASIC NET INCOME PER SHARE                                                  $0.34          $0.64         $1.10          $2.64
                                                                            =====          =====         =====          =====

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                      11,712         11,552        11,576         12,220
                                                                           ======         ======        ======         ======

Diluted income per share from continuing operations                         $0.34          $0.57         $0.94          $2.36
Diluted loss per share from discontinued operations                         (0.04)         (0.01)        (0.05)         (0.06)
Diluted income per share on disposal of discontinued operations
                                                                                -           0.01          0.09           0.01
                                                                           ------         ------        ------         ------
DILUTED NET INCOME PER SHARE                                               $ 0.30         $ 0.57        $ 0.98         $ 2.31
                                                                           ======         ======        ======         ======


                                 -table follows

REX STORES REPORTS FISCAL 2006 RESULTS, 3/28/07                           page 5


                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                          January 31,          January 31,
                                                                             2007                 2006
                                                                             ----                 ----
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                              $  43,008             $  21,363
   Accounts receivable, net                                                   1,975                 3,457
   Synthetic fuel receivable                                                  8,838                 1,790
   Merchandise inventory                                                     70,078                97,371
   Prepaid expenses and other                                                 2,529                 2,052
   Future income tax benefits                                                 9,192                 9,361
                                                                          ---------             ---------
     Total current assets                                                   135,620               135,394

PROPERTY AND EQUIPMENT, NET                                                 122,769               125,245
ASSETS HELD FOR SALE                                                          2,009                 1,497
OTHER ASSETS                                                                  4,138                   760
GOODWILL                                                                      1,322                    --
FUTURE INCOME TAX BENEFITS                                                   26,245                30,031
INVESTMENTS                                                                  40,699                    --
RESTRICTED INVESTMENTS                                                        2,406                 2,318
                                                                          ---------             ---------
   Total assets                                                           $ 335,208             $ 295,245
                                                                          =========             =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Current portion of long-term debt                                         $2,678                $2,389
   Current portion of deferred income and deferred gain
on sale and leaseback                                                        11,473                10,883
   Accounts payable, trade                                                   23,254                20,396
   Accrued income taxes                                                         593                   541
   Accrued payroll and related items                                          4,528                 7,183
   Other current liabilities                                                  5,389                 5,973
                                                                          ---------             ---------
     Total current liabilities                                               47,915                47,365
                                                                          ---------             ---------

LONG-TERM LIABILITIES:
   Long-term mortgage debt                                                   31,236                21,462
   Deferred income and deferred gain on sale
     and leaseback                                                           13,825                12,213
                                                                          ---------             ---------
     Total long-term liabilities                                             45,061                33,675
                                                                          ---------             ---------

MINORITY INTEREST                                                            11,443                    --
                                                                          ---------             ---------

SHAREHOLDERS' EQUITY:
   Common stock                                                                 295                   294
   Paid-in capital                                                          139,337               135,775
   Retained earnings                                                        252,249               240,898
   Treasury stock                                                          (161,092)             (162,762)
                                                                          ---------             ---------
   Total shareholders' equity                                               230,789                    --
                                                                          ---------             ---------
                                                                                                  214,205

     Total liabilities and shareholders' equity                            $335,208             $ 295,245
                                                                           ========             =========

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